                                                   AMENDMENT TO
                             1985 DEFERRED COMPENSATION PLAN AGREEMENT FOR EXECUTIVES
                                                        AND
                            DEFERRED COMPENSATION PLAN DEFERRED COMPENSATION AGREEMENT

         WHEREAS, John E. Bryson (the "Participant") and Southern California Edison Company, a California
corporation (the "Company") have entered into that certain 1985 Deferred Compensation Plan Agreement for
Executives (the "1985 Agreement"), dated September 27, 1985, and that certain Deferred Compensation Plan Deferred
Compensation Agreement, dated November 28, 1984 (the "1981A Agreement") (collectively, the "Agreements");

         NOW THEREFORE, Participant and Company agree that (1), effective December 31, 2003, the Agreements are hereby amended as set forth below and (2) that the amendments set forth below only apply to the Agreements between Participant and the Company and shall have no application whatsoever to any other agreements that may have been entered into with executives under the 1985 Deferred Compensation Plan Agreement for Executives and the
Deferred Compensation Plan Deferred Compensation Agreement.

         1.       The third sentence of the second paragraph of Section 4 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Notwithstanding the preceding sentence, commencing January 1, 2004, the interest to be credited under the agreement shall be credited at that same rate and manner as interest applicable to accounts under the Edison
International Executive Deferred Compensation Plan (as amended) (the "EDCP") or any successor plan, as such rate exists from time to time; provided that if the EDCP and any successor plan ceases to exist, then interest shall be credited at the last rate in effect under any successor plan, or, if there is no successor plan, the last rate in effect under the EDCP."

         2.       The first sentence of the second paragraph of Section 5 of the 1985 Agreement is hereby amended to read as follows:

         "Except as provided in this Section 5, payments of amounts deferred and interest credited thereon shall begin on the first day of the month after the Participant attains age 72, except payment may begin earlier at the election of the Participant at least thirteen months prior thereto, on the first day of any month after the first to occur of (1) the date the Participant's employment as an employee of the Company and all related companies terminates or (2) the date the Participant is determined to be permanently and totally disabled."

         3.       The second sentence of the third paragraph of Section 5 of the 1985 Agreement is hereby amended to read as follows:

         "Elections as to commencement, duration and frequency of the payments may be changed at any time up to thirteen months prior to the commencement of payments by submitting a revised written election form to the
Company."

         4.       The sixth paragraph and the eighth paragraph of Section 5 of the 1985 Agreement are hereby deleted in their entirety.

         5.       Section 7 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Change of Election; Unscheduled Withdrawals.

         Upon written application at least thirteen months before benefit payments begin, the Participant or the designated beneficiary may change the elected payout term, selecting either 10 or 15 years.

         In addition, a Participant (or beneficiary if the Participant is deceased) may request in writing to the
Board an unscheduled withdrawal of all or a portion of the 1985 Plan Account which will be paid within 30 days in a single lump sum; provided however, that (1) the minimum withdrawal will be 25% of the 1985 Plan Account balance, (2) an election to withdraw 75% or more of the 1985 Plan Account balance will be deemed to be an election to withdraw the entire balance, and (3) such an election may be made only once in a calendar year.  There will be a penalty deducted from the 1985 Plan Account prior to an unscheduled withdrawal equal to 10% of the unscheduled withdrawal; provided, however, that the 10% penalty shall be reduced to 5% if the Participant's request for an unscheduled withdrawal is made within two years after a Change of Control (as such term is defined in the EDCP).
Notwithstanding anything contained in this paragraph to the contrary, an unscheduled withdrawal shall not be permitted to the extent that the Company's or any related company's ability to deduct the payment would be limited by Section 162(m) of the Code."

         5.       Section 10 of the 1985 Agreement is hereby amended in its entirety to read as follows:

         "Interpretation and Administration of Plan and Agreement.

         The Board shall have full power and authority to interpret, construe, administer, and amend the Plan and this Agreement; provided, however, that no such amendment shall cancel or adversely affect, in any way, without the Participant's prior written consent, the interest rate set forth in Section 4, the Participant's elected form of distribution of benefits, or any other of the Participant's rights and benefits hereunder.  The Board's interpretations and actions, including any valuation of the Participant's 1985 Plan Account, or the amount or recipient of the payment to be made, shall be binding and conclusive on all person for all purposes.  Neither any member of the Board, nor its designee, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan and this Agreement."

         6.       Section 14 of the 1985 Agreement and all references thereto are hereby deleted.

         7.       The second paragraph of Section 4 of the 1981A Agreement is hereby amended in its entirety to read as follows:

         "For periods prior to January 1, 2004, the interest to be credited to the account balances under this
Agreement shall be credited at that rate of interest reflected on the Participant's periodic account statements.  Commencing January 1, 2004, the interest to be credited to the account balances under this Agreement shall be credited at the same rate and manner as interest applicable to accounts under the Edison International Executive Deferred Compensation Plan (as amended) (the "EDCP") or any successor plan, as such rate exists from time to time; provided that if the EDCP and any successor plan ceases to exist, then interest shall be credited at the last rate in effect under any successor plan, or, if there is no successor plan, the last rate in effect under the EDCP."

         8.       The second paragraph of Section 7 of the 1981A Agreement is hereby amended in its entirety to read as follows:

         "Payments of amounts deferred and interest credited thereon shall begin on the first day of the month after the Participant attains age 72, except payment may begin earlier at the election of the Participant at least thirteen months prior thereto, on the first day of any month after the first to occur of (1) the date the
Participant's employment as an employee of the Company and all related companies terminates or (2) the date the
Participant is determined to be permanently and totally disabled.  The full value of his or her account as of the payment commencement date shall be paid in the manner elected by the Participant in (i) a single lump-sum payment, or (ii) in monthly installments (of principal, plus interest) over a period of 60 months, 120 months or
180 months.  Elections as to commencement, duration and frequency of the payments may be changed at any time up to thirteen months prior to the commencement of payments by submitting a revised written election form to the
Company."

         9.       The third paragraph of Section 7 of the 1981A Agreement is hereby deleted in its entirety.

         10.      The second sentence of the fourth paragraph of Section 7 of the 1981A Agreement and the first sentence of the sixth paragraph of Section 7  of the 1981A Plan are hereby amended by inserting the words "and all related companies" after the word "Company."

         11.      The second sentence of the fourth paragraph of Section 7 of the 1981A Agreement is hereby amended in its entirety to read as follows:

         "Payments under this Agreement on account of termination or disability shall be paid in full if the lump-sum option is chosen, or shall begin to be paid in monthly installments, if a monthly payment option is chosen, within 30 days of the date on which the Participant's employment terminates or is determined to be disabled, or as soon thereafter as practicable."

         12.      Section 10 of the 1981A Agreement is hereby amended by inserting the following paragraph after the first paragraph:

         In addition, the Participant (or his or her designated beneficiary or beneficiaries) may request in writing to the Board an unscheduled withdrawal of all or a portion of his or her account which will be paid within 30 days in a single lump sum; provided however, that (i) the minimum withdrawal will be 25% of the account balance, (ii) an election to withdraw 75% or more of the account balance will be deemed to be an election to withdraw the entire balance, and (iii) such an election may be made only once in a calendar year.  There will be a penalty deducted from the account prior to an unscheduled withdrawal equal to 10% of the unscheduled withdrawal; provided, however, that the 10% penalty shall be reduced to 5% if the Participant's request for an unscheduled withdrawal is made within two years after a Change of Control (as such term is defined in the
EDCP).  Notwithstanding anything contained in this paragraph to the contrary, an unscheduled withdrawal shall not be permitted to the extent that the Company's or any related company's ability to deduct the payment would be limited by Section 162(m) of the Code."

         13.      Section 11 of the 1981A Agreement is hereby amended in its entirety to read as follows:

         "The Board shall have full power and authority to interpret, construe, administer, and amend the
Agreement; provided, however, that no such amendment shall cancel or adversely affect, in any way, without the
Participant's prior written consent, the interest rate set forth in Section 4, the Participant's elected form of distribution of benefits, or any other of the Participant's rights and benefits hereunder.  The Board's interpretations, constructions and actions, including any valuation of the Participant's account, or the amount or recipient of the payment to be made, shall be binding and conclusive on all person for all purposes.  No member of the Board, nor its designee, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement."

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year set forth above.

PARTICIPANT:                                                  SOUTHERN CALIFORNIA EDISON
                                                              COMPANY

/S/ John E. Bryson                                            By:  /S/ Alan J. Fohrer
------------------------------------                          -------------------------------------------
John E. Bryson                                                Alan J. Fohrer
                                                              Its: Chief Executive Officer